UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2010

                   SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware 000-22117 06-1269834
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

4 Landmark Square, Stamford, Connecticut                                                                                                                                                                06901
(Address of principal executive offices)                                                                                                                                                                    (Zip Code)

Registrant’s telephone number, including area code:  (203) 975-7110

                                                                                                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                                                                   Section 8—Other Events

Item 8.01.    Other Events.

On March 29, 2010, the Registrant announced that its Board of Directors declared a two-for-one stock split of the issued Common Stock of the Registrant, to be effected in the form of a stock dividend.  Stockholders of record at the close of business on April 20, 2010 will be issued one additional share of Common Stock of the Registrant for each share of Common Stock of the Registrant owned on that date.  Such additional shares of Common Stock of the Registrant will be distributed on May 3, 2010.  For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.                                                      Description

99.1	Press Release dated March 29, 2010 regarding the declaration of a two-for-one stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SILGAN HOLDINGS INC.

                                          By:  /s/ Frank W. Hogan, III
                                                                                                                         Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                        and Secretary
Date:  March 31, 2010

INDEX TO EXHIBITS

 Exhibit No.                                                                                              Description

99.1	Press Release dated March 29, 2010 regarding the declaration of a two-for-one stock split. 4